UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2021

AEA-Bridges Impact Corp.

(Exact Name Of Registrant as Specified In Charter)

Cayman Islands	001-39584	98-1550961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman	KY1-1102
(Address Of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): +1 345 814 5825

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IMPX.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	IMPX	The New York Stock Exchange
Redeemable warrants, included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IMPX.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

AEA-Bridges Impact Corp. (the “Company”) is filing this Amendment No. 1 to its Form 8-K filed on December 15, 2021 (the “Original Filing”). The Amended Filing is solely for the purpose to correct a clerical error on the cover page of the 8-K.

Except as described herein, this Amended Filing does not amend, update or change any other items or disclosures in the Original Filing.

Item 8.01	Other Events.

The cover of the Original 8-K incorrectly stated the fraction of warrants (the “Warrants”) included in the Company’s units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”) and one-half of one Warrant to purchase one Class A Ordinary Share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2021

AEA-Bridges Impact Corp.

By:	/s/ Ramzi Gedeon
Name:	Ramzi Gedeon
Title:	Chief Financial Officer, Secretary and Director